Property Plant And Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

Note 9 Property, Plant and Equipment

TDS’ Property, plant and equipment in service and under construction, and related accumulated depreciation and amortization, as of December 31, 2017 and 2016, were as follows:

	Useful Lives
December 31,	(Years)	2017	2016
(Dollars in millions)
Land	N/A	$55	$54
Buildings	5-40	519	511
Leasehold and land improvements	1-30	1,214	1,188
Cable and wire	15-35	1,802	1,740
Network and switching equipment	3-13	2,361	2,348
Cell site equipment	7-25	3,411	3,383
Office furniture and equipment	3-10	480	508
Other operating assets and equipment	3-12	194	187
System development	1-7	1,387	1,523
Work in process	N/A	319	237
Total property, plant and equipment, gross		11,742	11,679
Accumulated depreciation and amortization		(8,318)	(8,124)
Total property, plant and equipment, net		$3,424	$3,555

Depreciation and amortization expense totaled $817 million, $820 million and $811 million in 2017, 2016 and 2015, respectively.  In 2017, 2016 and 2015, (Gain) loss on asset disposals, net included charges of $21 million, $27 million and $22 million, respectively, related to disposals of assets, trade-ins of older assets for replacement assets and other retirements of assets from service in the normal course of business.

During 2016, TDS recorded an out-of-period adjustment attributable to 2014 and 2015 related to the over-depreciation of certain assets in the Wireline segment.  TDS has determined that this adjustment was not material to the prior annual periods and also was not material to 2016 results.  As a result of this out-of-period adjustment, Depreciation, amortization and accretion expense decreased by $4 million in 2016.  This adjustment was made in the second quarter of 2016.